UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT



Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934



September 27, 2002
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Date of Report (date of earliest event reported)


ASIA PREMIUM TELEVISION GROUP, INC
(FORMERLY GTM HOLDINGS, INC)
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Exact name of registrant as specified in its charter



	Nevada               033-33263       62-1407521
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State of Incorporation		File Number	  IRS Number

Suite 308 Marina Gardens, Avenida da Amizade 876, Macau S.A.R.
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  Address of Principle Executive Office, Including Zip Code


(853) 702-543
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Registrant's Telephone Number, Including Area Code












ITEM 5.	OTHER EVENTS

The Registrant has changed its name from GTM Holdings, Inc. to Asia Premium Television Group, Inc.

The Registrant has relocated its principal offices to Suite 308 Marina Gardens,
 Avenida da Amizade 876, Macua S.A.R. and has relocated its merchandise and buying office to Wui Tat Centre 18 Floor, 55 Connaught Road, Hong Kong, S.A.R.

The Registrant has increased the number of the authorized common shares to 850,000,000.


ITEM 7.	 FINANCIAL STATEMENTS AND EXHIBITS

( c ) Exhibits.

3.i	Amendment to the Articles of Incorporation



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

		By: /s/ William A. Fisher
	 - - - - - - - - - - - - - - - - - -
		William A. Fisher
		President
		Date:  October 8, 2002